SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report:  November 21, 2002

(date of earliest event reported)

MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC.

(as depositor under the Pooling and Servicing Agreement, relating to the MASTR Asset

Securitization Trust 2002-8 Mortgage Pass-Through Certificates, Series 2002-8)

MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC.
(Exact name of registrant as specified in its charter)
Delaware	333-98155	06-1204982
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1285 Avenue of the Americas New York, New York 10019
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (212) 713-2000

Item 7.  Financial Statements, Pro Forma Financial

             Information and Exhibits.

(a)

Not applicable.

(b)

Not applicable.

(c)

Exhibits:

5.1

Legality Opinion of McKee Nelson LLP

8.1

Tax Opinion of McKee Nelson LLP

23.1

Consent of McKee Nelson LLP (Included in Exhibits 5.1 and 8.1)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MORTGAGE ASSET SECURITIZATION

    TRANSACTIONS, INC.

By:    /s/ Hugh Corcoran

Name:

Hugh Corcoran

Title:

Managing Director

By:     /s/ Peter Ma

Name:

Peter Ma

Title:

Director

Dated: November 21, 2002

Exhibit Index

Exhibit

Page

5.1

Legality Opinion of McKee Nelson LLP

8.1

Tax Opinion of McKee Nelson LLP

23.1

Consent of McKee Nelson LLP (Included in Exhibits 5.1 and 8.1)